UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 27, 2005
(Date of earliest event reported)

DEPARTMENT 56, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 944-5600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

In February 2005, Lenox, Inc. (“Lenox”), which Department 56, Inc. (the “Company”) acquired on September 1, 2005, entered into retention agreements (the “Retention Agreements”) with certain of its executive officers.  Pursuant to the terms of the Retention Agreements, Lenox agreed to pay each of the executive officers a retention bonus (the “Retention Bonus”) if such executive officer is employed by Lenox on the date of the sale (as defined in the Retention Agreements) of Lenox and either (1) the executive officer is employed by Lenox or its successor on the first anniversary of the sale of Lenox; (2) Lenox or its successor terminates the executive officer’s employment, other than for Cause (as defined in the Retention Agreements) prior to the first anniversary of the sale of Lenox; (3) the executive officer resigns with Good Reason (as defined in the Retention Agreements, which includes “a material reduction of [the executive officer]’s title, job duties or responsibilities) prior to the first anniversary of the sale of Lenox; or (4) the executive officer, while employed by Lenox or its successor, ceases employment prior to the first anniversary of the sale of Lenox by reason of being totally disabled (as defined in the Retention Agreements) or by reason of the executive officer’s death.  If the Retention Bonus becomes payable under any of the circumstances described above, then Lenox is also required to pay a “Severance Benefit” to the executive officer which includes (1) cash in an amount equal to 12 months of the executive officer’s base salary; (2) continuation of the executive officer’s health care coverage in effect at the time of termination, at no cost to the executive officer, for 12 months following termination; (3) up to six months of executive outplacement services with the cost not to exceed $20,000; and (4) for the executive officers provided with a Lenox-leased vehicle, the continuing use of the existing vehicle for three months following termination.  The Retention Agreements would have expired on September 30, 2005 if no sale of Lenox had been consummated.

On October 27, 2005, the Company, Lenox and each of the executive officers listed in the table below (the “Executive Officers”) entered into letter agreements (the “Letter Agreements”), effective as of September 30, 2005, whereby the Retention Agreements were amended to delete from the definition of Good Reason a material reduction of the Executive Officer’s title, job duties or responsibilities.  In consideration of this deletion, the Company agreed to amend the Retention Agreements to extend the rights of the Executive Officers to receive the Severance Benefits through and including September 30, 2008; therefore, if Lenox or its successors terminated the Executive Officer’s employment other than for Cause prior to October 1, 2008 (each a “Severance Event”), the Executive Officer would be entitled to receive the Severance Benefits.  If a Severance Event occurs prior to October 1, 2008, the Executive Officer would receive the greater of the fair market value of the Severance Benefits or the Restricted Stock (which is described below).

Also, the Company awarded shares of restricted stock (the “Restricted Stock”) to the Executive Officers in the amounts indicated, effective September 30, 2005:

Name	Position	Number of Shares of Restricted Stock Awarded

David Enright	Senior Vice President – Supply Chain	23,962
Lou Fantin	General Counsel	19,969
Branka Hannon	Senior Vice President – Human Resources	23,962
Kathy Thie	Executive Vice President - Wholesale	23,962

Such Restricted Stock awards were made pursuant to the shareholder approved Department 56, Inc. 2004 Stock Incentive Plan (the “2004 Stock Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004, and pursuant to individual restricted stock award agreements executed on October 27, 2005 (the “Restricted Stock Agreements”).

The shares of Restricted Stock are subject to certain transfer restrictions (the “Transfer Restrictions”), which shall lapse on September 30, 2008 (the “Vesting Date”), provided that the Executive Officer continues to be an employee of the Company (or any wholly owned subsidiary of the Company) until the Vesting Date.  Notwithstanding the

Vesting Date, however, the Transfer Restrictions with respect to all shares of Restricted Stock granted under the Restricted Stock Agreement shall lapse and the shares shall vest  (1) on the date of the Executive Officer’s death, or (2) on the date of the termination of the Executive Officer’s employment by the Company other than for Cause (as defined in the Retention Agreement) , if the shares of  Restricted Stock are issued to the Executive Officer in lieu of Severance Benefits (as defined in the Retention Agreement) in accordance with the terms of the Letter Agreements.  Upon the termination of the Executive Officer’s employment for any other reason, all shares of Restricted Stock in respect of which the Transfer Restrictions have not previously lapsed shall be forfeited and automatically transferred to and reacquired by the Company.  Each recipient is entitled to vote the shares of Restricted Stock held and to receive any cash dividends made with respect to the shares of Restricted Stock, unless and until such shares are forfeited.  Such dividends shall be deferred until the shares of Restricted Stock vest.

The foregoing descriptions of the Retention Agreements, Letter Agreements and Restricted Stock Agreements are not complete and are qualified in their entirety by reference to the attached forms of such agreements, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

	10.1	Form of Retention Agreement between Lenox, Inc. and certain executive officers.

	10.2	Form of Letter Agreement between Department 56, Inc. and certain executive officers.

	10.3	Form of Restricted Stock Agreement for certain executive officers under the Department 56, Inc. 2004 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPARTMENT 56, INC.

By:	/s/ Timothy J. Schugel
Timothy J. Schugel
Chief Financial and Operating Officer

Date:  November 1, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Retention Agreement between Lenox, Inc. and certain executive officers.

10.2	Form of Letter Agreement between Department 56, Inc. and certain executive officers.

10.3	Form of Restricted Stock Agreement for certain executive officers under the Department 56, Inc. 2004 Stock Incentive Plan.